UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
May 6, 2019

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	PLT	NEW YORK STOCK EXCHANGE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Integration Bonuses

On May 6, 2019, the Compensation Committee (the "Committee") of the Board of Directors of Plantronics, Inc. (the "Company") adopted a one-time fiscal year 2020 Integration Bonus Program ("Integration Program"). The Integration Program is intended to reward achievement of key strategic milestones essential to the successful consolidation of the Company with Polycom following the 2018 acquisition. Under the Integration Program, following the achievement of significant salesforce, legal entity and operational integration milestones on April 28, 2019, and key milestone progress on additional consolidation projects, the Committee awarded bonuses in the gross amount of $150,000 to each of Mr. Jeff Loebbaka and Ms. Mary Huser, named executive officers of the Company. In awarding these one-time bonuses, the Committee noted the extraordinary efforts and unwavering dedication of each to meet and exceed the ambitious synergy-focused integration goals set by the Company. Payment of the bonuses is expected to occur on or around June 15, 2019, and remains dependent on the continued employment of each through such date.

Departure of Shantanu Sarkar

On May 7, 2019, the Company announced that Mr. Shantanu Sarkar was stepping down effective immediately from his position as Executive Vice President, General Manager, Personal Systems Business and that his responsibilities would be transitioned to Mr. Tom Puorro, who has been promoted from Executive Vice President, Group Systems to Executive Vice President, General Manager Products. Mr. Sarkar's employment is expected to continue through July 5, 2019 while he transitions his responsibilities to Mr. Puorro (the "Transition Period").

During the Transition Period, Mr. Sarkar will be compensated at the same base salary and will remain eligible for benefits and continued vesting of any outstanding unvested equity awards on substantially the same terms and conditions as in effect immediately prior to May 7, 2019.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 10, 2019	PLANTRONICS, INC.

		By:	/s/ Mary Huser
		Name:	Mary Huser
		Title:	Executive Vice President, Chief Legal and Compliance Officer